 EXHIBIT 10.2

INFORMATION CONCERNING EMPLOYMENT AGREEMENTS SUBSTANTIALLY
----------------------------------------------------------
SIMILAR TO EXHIBIT 10.1.
------------------------



         Employee               Title                               Salary
         --------               -----                               ------

         Mike Brooks            Chairman, Chief Executive         $167,000
                                Officer, and President


         David S. Fraedrich     Executive Vice President,          $125,000
                                Chief Financial Officer,
                                and Treasurer


